EXHIBIT 10.4
                              EMPLOYMENT AGREEMENT


        THIS EMPLOYMENT AGREEMENT ("Agreement") is made and entered into on the 26th day of May, 1999, by and between Capital Senior Living Corporation, a Delaware corporation ("CSL" or "the Company"), and Lawrence A. Cohen, an individual residing in the State of New York ("Employee"). The term of this Agreement shall be deemed to have commenced as of June 1, 1999 ("Employment Commencement Date").

        1. APPOINTMENT, TITLE AND DUTIES. CSL hereby employs Employee to serve in the positions as assigned to him by its Board of Directors, which currently shall be as its Chief Executive Officer and as the Vice Chairman of its Board of Directors and a member of the Executive Committee of the Board. In such capacity, Employee shall report to the Chairman of the Company of CSL and shall have such powers, duties and responsibilities as are customarily assigned to the Chief Executive Officer and Vice Chairman. In addition Employee shall have such other duties and responsibilities as may reasonably be assigned to him by the Board of Directors, including serving with the consent or at the request of CSL on the board of directors of affiliated corporations.

        2. TERM OF AGREEMENT. The initial term of this Agreement shall be for a three (3) year period ending on May 31, 2002, however, the term of this Agreement shall automatically be extended for a one (1) year term on a consecutive basis. The term of this Agreement may be extended by the mutual written consent of the Employee and Company. This Agreement shall terminate upon the earlier of: (i) the date of the voluntary resignation of Employee,
  (ii) the date of Employee's death or determination of Employee's disability (as defined in Paragraph 6 below), (iii) the date of notice by CSL to Employee that this Agreement is being terminated by CSL whether "for cause" (as defined in Paragraph 6 below) or without cause, (iv) upon the date a notice of intent to resign for "good reason" (as defined in Paragraph 6 below) is delivered to the Company by Employee, or (v) expiration of the term.

        3. ACCEPTANCE OF POSITION. Employee hereby accepts the positions assigned by the Board of Directors, and agrees that during the term of this Agreement he will faithfully perform his duties and will devote substantially all of his business time to the business and affairs of CSL and will not engage, for his own account or for the account of any other person or entity, in any other business or enterprise except with the express written approval of the Board of Directors of CSL. Employee may, at his sole discretion, (i) serve as a director on the boards of directors of other entities, businesses and enterprises he currently serves on, and (ii) make personal, passive investments. Employee agrees to perform his duties faithfully, diligently and to the best of his ability, to use his best efforts to advance the best interests of the Company at all times, and to abide by all moral, ethical and lawful policies, guidelines, procedures, instructions and orders given to him by the Company from time to time; PROVIDED, HOWEVER, that in no event shall Employee be required to move from the New York City, New York area. The Company will provide an office either in New York City or the immediate area. Employee shall spend a reasonable amount of time in Dallas to conduct the affairs of the Company.

        4. SALARY AND BENEFITS. During the term of this Agreement:




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                 A) CSL shall pay to Employee a base salary at an annual rate of not less than $300,000 per annum, paid in approximately equal installments no less frequently than semi-monthly. An annual bonus of thirty-three and one-third percent (33-1/3%) of Employee's base salary shall be paid in quarterly installments, subject to meeting performance standards that the Company's reported quarterly earnings per share is not less than the First Call consensus earnings per share for that quarter, and subject to increase by the Compensation Committee. The Compensation Committee will use its reasonable discretion to determine the amount of the quarterly bonus to be paid if the reported quarterly earnings per share are lower than the First Call consensus earnings per share. The Company shall deduct from Employee's compensation and bonus all applicable local, state, Federal or foreign taxes, including, but not limited to, income tax, withholding tax, social security tax and pension contributions (if any).

                  B) Employee shall participate in all health, retirement, Company-paid insurance, sick leave, disability, expense reimbursement and other benefit programs, if any, which CSL makes available, in its sole discretion, to its senior executives; however, nothing herein shall be construed to obligate the Company to establish or maintain any employee benefit program. The Company may purchase and maintain in force a death and disability insurance policy in an amount at all times equal to not less than an amount equal to Employee's annual base salary multiplied by three (3). The Company shall be the beneficiary of said policy and shall use said policy for the purposes described in Paragraph 7(A)(i), below. Reimbursement of Employee's reasonable and necessary business expenses incurred in the pursuit of the business of the Company or any of its affiliates shall be made to Employee upon his presentation to the Company of itemized bills, vouchers or accountings prepared in conformance with applicable regulations of the Internal Revenue Service and the policies and guidelines of the Company.

                  C) Employee shall be entitled to reasonable vacation time in an amount of four (4) weeks per year pursuant to the Company's Corporate Policies and Procedures Manual.

         5. STOCK OPTIONS. If the Company adopts a stock option plan or other incentive compensation plan, Employee shall receive options to purchase Company Common Stock. The number of shares of Common Stock of the Company covered by options to be granted to Employee and the exercise price of the options shall be determined by the Compensation Committee, if it exists, and in the absence of a Compensation Committee, by the Board of Directors. The number of shares and approximate vesting schedule of such options shall be at least as favorable to Employee as those contained in options granted to any other officer of the Company and its subsidiaries.

         6. CERTAIN TERMS DEFINED. For purposes of this Agreement:

                  A) Employee shall be deemed to be disabled if a physical or mental condition shall occur and persist which, in the written opinion of two
  (2) licensed physicians, has rendered Employee unable to perform the duties of Chief Executive Officer, Vice Chairman and member of the Board of Directors of CSL for a period of ninety (90) calendar days or more, and which condition, in the opinion of such physicians, is likely to continue for an indefinite period of time, rendering Employee unable to return to his duties for CSL. One (1) of the two (2) physicians shall be selected in good faith by the Board of Directors of CSL, and the other of the two (2) physicians




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  shall be  selected  in good faith by  Employee.  In the event that the two (2)
  physicians selected do not agree as to whether Employee is disabled, as described above, then said two (2) physicians shall mutually agree upon a third (3rd) physician whose written opinion as to Employee's condition shall be conclusive upon CSL and Employee for purposes of this Agreement.

                  B) A termination of Employee's employment by CSL shall be deemed to be "for cause" if it is based upon (i) a final, nonappealable conviction of Employee for commission of a felony involving moral turpitude,
  (ii) Employee's willful gross misconduct that causes material economic harm to the Company or that brings substantial discredit to the Company's reputation, or (iii) Employee's material failure or refusal to perform his duties in accordance with this Agreement, if Employee has failed to cure such failure or refusal to perform within thirty (30) days after the Company notifies Employee in writing of such failure or refusal to perform.

                  C) A resignation by Employee shall not be deemed to be voluntary, and shall be deemed to be a resignation for "good reason" if it is based upon (i) a material diminution in Employee's duties which is not part of an overall diminution for all executive officers of the Company, or (ii) a material breach by CSL of the Company's obligations to Employee under this Agreement or under the Company's Stock Option Plan, if adopted.

                  D) A  Fundamental  Change  shall  be  defined  as  any  of the following: (A) a merger, consolidation, statutory share exchange or sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company that requires the consent or vote of the holders of the Company's Common Stock, other than a consolidation, merger or share exchange of the Company in which the holders of the Company's Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (B) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (C) the cessation of control (by virtue of their not constituting a majority of directors) of the Board of Directors of the Company by the individuals (the "Continuing Directors") who (x) at the date of this Agreement were directors or (y) become directors after the date of this Agreement and whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then in office who were directors at the date of this Agreement or whose election or nomination for election was previously so approved; (D) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of an aggregate of 20% or more of the voting power of the Company's outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Securities Exchange Act of
  1934) who beneficially owned less than 15% of the voting power of the Company's outstanding voting securities on the date of this Agreement, or the acquisition of beneficial ownership of an additional 5% of the voting power of the Company's outstanding voting securities by any person or group who beneficially owned at least 15% of the voting power of the Company's outstanding  voting  securities  on the  date  of  this  Agreement;  provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Fundamental Change hereunder if the acquiror is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a wholly-owned subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in




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     advance by a majority  of the  Continuing  Directors;  or (E) in a Title 11
     bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

         7.       CERTAIN BENEFITS AND OBLIGATIONS UPON TERMINATION.

                  A) In the event that Employee's employment terminates (i) because of death or disability, (ii) because CSL has terminated Employee other than "for cause," as described above, or (iii) because Employee has voluntarily resigned for "good reason," as described above, then,

                           i) CSL shall pay Employee in accordance with its Corporate Policies and Procedures Manual his base salary plus his annual bonus paid during the term of this Agreement in the past twelve (12) months for the balance of the term of this Agreement (not including any future extensions), but not less than two (2) years (base salary plus annual bonus paid during the term of this Agreement in the past twelve (12) months for three (3) years if termination due to a Fundamental Change) from the date of the notice of termination, and Employee shall retain all his Company stock options that are vested; provided, however, the benefits described in this Paragraph 7(A)(i) shall terminate at such time as Employee materially breaches the provisions of Paragraphs 7(D), 8, or 9 hereof.

                           ii) All accrued but unpaid or unused vacation, sick pay and expense reimbursement shall be calculated in accordance with CSL's Corporate Policies and Procedures Manual and shall be promptly paid to Employee upon such termination.

                  B) In the event that Employee's employment terminates for any other cause other than those set forth in Paragraph 7(A), which can include but not be limited to voluntary resignation without good reason, termination by CSL "for cause," expiration of the term of the Agreement, etc., then,

                           i) CSL shall promptly pay Employee his base salary and pro-rated annual bonus up to and through the date of termi-nation;

                           ii) All accrued but unpaid or unused vacation, sick pay and expense reimbursement shall be calculated in accordance with CSL's Corporate Policies and Procedures Manual and shall be promptly paid to Employee upon such termination.

                  C) In the event that Employee's employment terminates by reason of his death, all benefits provided in this Paragraph 7 shall be paid to Employee's estate or as his executor or personal representative shall direct, but payment may be deferred until Employee's executor or personal representative has been appointed and qualified pursuant to the law in effect in Employee's jurisdiction of residence at the time of his death;

                  D) Following the termination for any reason of Employee's employment, Employee shall not for himself or any third party, directly or indirectly (i) divert or attempt to divert from the Company or its affiliated companies any business of any kind in which it is or has been engaged, including, without limitation, the solicitation of, interference with, or entering into any




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  contract  with any of its past or then  existing  customers,  and (ii) employ, solicit for employment, or recommend for employment any person employed by the Company or its affiliated companies during the period of such person's employment and for a period of two (2) years thereafter.

         8. CONFIDENTIALITY. Employee hereby acknowledges his understanding that as a result of his employment by CSL, he will have access to, and possession of, valuable and important confidential or proprietary data, documents and information concerning CSL, its operations and its future plans. Employee hereby agrees that he will not, either during the term of his employment with CSL, or at any time after the term of his employment with CSL, divulge or communicate to any person or entity, or direct any employee or agent of CSL or of his to divulge or communicate to any person or entity, or use to the detriment of CSL or for the benefit of any other person or entity, or make or remove any copies of, such confidential information or proprietary data or information, whether or not marked or otherwise identified as confidential or secret. Upon any termination of this Agreement for any reason whatsoever, Employee shall surrender to CSL any and all materials, including but not limited to drawings, manuals, reports, documents, lists, photographs, maps, surveys, plans, specifications, accountings and any and all other materials relating to the Company or any of its business, including all copies thereof, that Employee has in his possession, whether or not such material was created or compiled by Employee, but excluding, however, personal memorabilia belonging to Employee and notes taken by him as a member of the Board of Directors. With the exception of such excluded items, materials, etc., Employee acknowledges that all such material is solely the property of CSL, and that Employee has no right, title or interest in or to such materials. Notwithstanding anything to the contrary set forth in this Paragraph 8, the Provisions of this Paragraph 8 shall not apply to information which: (i) is or becomes generally available to the public other than as a result of disclosure by Employee, or (ii) is already known to Employee as of the date of this Agreement from sources other than CSL, or (iii) is required to be disclosed by law or by regulatory or judicial process.

         9. NON-COMPETITION. Employee hereby agrees that during the term of his employment with the Company and for a period of one (1) year after any termination for any reason whatsoever of this Agreement, he will not and will cause his Affiliates not to, directly or indirectly, acquire, develop or operate senior living facilities anywhere in the United States, other than through the Company and its subsidiaries except as otherwise requested by the Company. CSL hereby acknowledges and agrees that Employee's ownership of a class of securities listed on a stock exchange or traded on the over-the-counter market that represents five percent (5%) or less of the number of shares of such class of securities then issued and outstanding shall not constitute a violation of this Paragraph 9.

         10. WORK PRODUCT. The Employee agrees that all innovations, improvements, developments, methods, designs, analyses, reports and all similar or related information which relates to the Company's or any of its subsidiaries' or affiliates' actual or anticipated business, or existing or future products or services and which are conceived, developed or made by the Employee while employed by the Company ("Work Product") belong to the Company or such subsidiary or affiliate. The Employee will promptly disclose such Work Product to the Board and perform all actions reasonably requested by the Board (whether during or after the employment period) to establish and to confirm such ownership (including, without limitation, assignments, consents, powers of attorney and other instruments).




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         11. LEGAL ACTION. In the event that any action or proceeding is brought to enforce the terms and provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs. In the event of a breach or threatened breach by Employee of the provisions of Paragraph 7(D), 8, 9, or 10, Employee and the Company agree that the Company, shall, in addition to any other available remedies, be entitled to an injunction restraining Employee from violating the terms of the applicable Paragraph and that said injunction is appropriate and proper relief for such violation.

         12. NOTICES. All notices and other communications provided to either party hereto under this Agreement shall be in writing and delivered by hand delivery, overnight courier service or certified mail, return receipt requested, to the party being notified at said party's address set forth adjacent to said party's signature on this Agreement, or at such other address as may be designated by a party in a notice to the other party given in accordance with this Agreement. Notices given by hand delivery or overnight courier service shall be deemed received on the date of delivery shown on the courier's delivery receipt or log. Notices given by certified mail shall be deemed received three (3) days after deposit in the U.S. Mail.

         13. CONSTRUCTION. In construing this Agreement, if any portion of this Agreement shall be found to be invalid or unenforceable, the remaining terms and provisions of this Agreement shall be given effect to the maximum extent permitted without considering the void, invalid or unenforceable provision. In construing this Agreement, the singular shall include the plural, the masculine shall include the feminine and neuter genders, as appropriate, and no meaning or effect shall be given to the captions of the paragraphs in this Agreement, which are inserted for convenience of reference only.

         14. CHOICE OF LAW; SURVIVAL. This Agreement shall be governed and construed in accordance with the internal laws of the State of Texas without resort to choice of law principles. The provisions of Paragraphs 7, 8, 9, 10 and 17 shall survive the termination of this Agreement for any reason whatsoever.

         15. INTEGRATION; AMENDMENTS. This is an integrated Agreement. This Agreement constitutes and is intended as a final expression and a complete and exclusive statement of the understanding and agreement of the parties hereto with respect to the subject matter of this Agreement. All negotiations, discussions and writings between the parties hereto relating to the subject matter of this Agreement are merged into this Agreement, and there are no rights conferred, nor promises, agreements, conditions, undertakings, warranties or representations, oral or written, expressed or implied, between the undersigned parties as to such matters other than as specifically set forth herein. No amendment or modification of or addendum to, this Agreement shall be valid unless the same shall be in writing and signed by the parties hereto. No waiver of any of the provisions of this Agreement shall be valid unless in writing and signed by the party against whom it is sought to be enforced.

         16. BINDING EFFECT. This Agreement is binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns; PROVIDED, HOWEVER, that Employee shall not be entitled to assign his interest in this Agreement (except for an assignment by operation of law to his estate), or any portion hereof, or any rights hereunder, to any




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  party. Any attempted  assignment by Employee in violation of this Paragraph 16 shall be null, void, ab initio and of no effect of any kind or nature whatsoever.

         17.      REGISTRATION RIGHT.

                  A) If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4 or S-8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice to Employee of its intention so to do. Upon the written request of Employee, received by the Company within 30 days after the giving of any such notice by the Company, the Company will cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by Employee (in accordance with its written request) of such Registrable Securities so registered; provided, however, that if the managing underwriter of the Company's offering delivers in good faith a written opinion to Employee that either because of (A) the kind of securities which the Employee or the Company intends to include in the offering or (B) the size of the offering which Employee or the Company intend to make, the success of the offering or the market for the Company's common stock would be materially and adversely affected by the inclusion of the Registrable Securities requested to be included (I) in the event that the size of the offering is the basis for the managing underwriter's opinion, the amount of the securities to be offered for the account of the Employee and each other person registering securities of the Company pursuant to similar incidental registration rights shall be reduced pro rata to the extent necessary to reduce the total amount of securities to be included in such offering to the amount reasonably recommended by such managing underwriter; and (II) in the event that the combination of securities to be offered is the basis of such managing underwriter's opinion, 1) the Registrable Securities and other securities to be included in such offering shall be reduced as described in clause (I) above or, 2) if the actions described in clause (I) would, in the reasonable judgment of the managing underwriter, be insufficient to substantially eliminate the material and adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Paragraph 17(A) without thereby incurring any liability to Employee. The Company shall not be required to register shares of Registrable Securities of Employee after the Company has filed two (2) registration statements which included Registrable Securities and such registration statements have become effective, remained effective for the period of distribution, and the transaction described therein were closed.

                  B) If and whenever the Company is required by Paragraph 17(A) to effect a piggy back registration, the Company shall as expeditiously as possible:

                           i) prepare and file with the Securities and Exchange
  Commission ("Commission") a registration statement (which, in the case of an underwritten public offering shall be on Form S-1, Form S-2, Form S-3, any successor forms thereto, or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain



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     effective  for the  period of the  distribution  contemplated  thereby ( as determined hereinafter ); provided, however that the Company may postpone the filing, effectiveness, supplementing or amending of the registration statement for up to 90 days if, in the good faith opinion of the Company's Board of Directors, the registration or sale of Registrable Securities would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require the Company to make public disclosure of information the public disclosure of which would have a material adverse effect upon the Company. During any time that the Company defers amending or supplementing the registration
     statement,   the  holders  of  Registrable   Securities  shall  discontinue
     disposing of Registrable Securities;

                           ii) subject to the proviso in subparagraph (i), prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period of distribution and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the intended method of disposition set forth in such registration statement for such period;

                           iii) furnish to Employee and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

                           iv) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Employee or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                           v) use its best efforts to list or qualify for quotation the Registrable Securities covered by such registration statement with any securities exchange or inter-dealer quotation system on which the common stock of the Company is then listed or quoted;

                           vi) notify Employee at any time when a prospectus relating to Registrable Securities is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of Employee, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading, provided that the 180-day period described below will be tolled from the time a prospectus contains such a statement or omission until a prospectus correcting such statement or omission has been delivered to the Employee and may be delivered to the purchasers of such Registrable Securities in compliance with the Securities Act;

                           vii) notify the Employee immediately, and confirm the notice in writing,

     (1) when the registration statement becomes effective, (2) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceedings for that purpose, (3) of the receipt by the Company of any notification with respect to the suspension of qualification of the Registrable Securities for sale in any jurisdiction or of the initiation, or the threatening, of any proceedings for that purpose, and
     (4) of the receipt of any comments, or requests for additional information, from the Commission or any state regulatory authority. If the Commission or any state regulatory authority shall enter such a stop order or order suspending qualification at any time, the Company will promptly use its best reasonable efforts to obtain the lifting of such order; and

                           viii) otherwise use its best efforts to comply with -all applicable rules and regulations of the Commission, and make available to its security holders as soon as reasonably practicable, but not later than 15 months after the effective date of the registration statement, a statement covering a period of at least 12 months beginning after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

         For purposes hereof, the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby or 180 days after the effective date thereof.

         In connection with each registration hereunder, Employee will furnish to the Company in writing such information with respect to it as a stockholder as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

         In connection with each registration pursuant to Paragraph 17 hereof covering an underwritten public offering, the Company and Employee agree to use their best efforts to select a managing underwriter (and any co-managers) and to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

                  C) All  expenses  incurred  by the Company in  complying  with
     Paragraph 17 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities  or  "blue  sky"  laws,  fees  of the  National  Association  of
     Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance, and fees and disbursements of one counsel for the Employee but excluding any Selling Expenses, are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called "Selling Expenses."

                           i) The Company shall pay all Registration Expenses attributable to the shares of Registrable Securities included in the registration in connection with each registration statement under Paragraph 17 hereof.

                           ii) All Selling Expenses in connection with each such registration statement applicable to Registrable Securities sold by Employee shall be borne by the Employee.

                  D) Subject to applicable law, the Company will indemnify each underwriter, the Employee and each person controlling any of them, against all claims, losses, damages and liabilities, including legal and other expenses reasonably incurred, arising out of any untrue statement of a material fact contained in the registration statement, or any omission to state a material fact required to be stated in the registration statement or necessary to make the statements not misleading, or arising out of any violation by the Company of the Securities Act, any state securities or "blue-sky" laws or any applicable rule or regulation. This indemnification will not apply to any claims, losses, damages or liabilities to the extent that they may have been caused by an untrue statement or omission based upon information furnished in writing to the Company by such underwriter, the Employee or controlling person, respectively, expressly for use in the registration statement. With respect to such untrue statement or omission in the information furnished in writing to the Company by the Employee, the Employee will indemnify the underwriters, the Company, its directors and officers, and each person controlling any of them against any losses, claims, damages, expenses or liabilities to which any of them may become subject as a result of such untrue statement or omission.

                  E) The registration rights of the Employee under this Agreement may be transferred to any trust, family partnership or other family entity formed by Employee to hold shares of common stock and to any member of the family of the Employee.

                  F) In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, the Company's obligations under this Paragraph 17 shall be assumed by such surviving or resulting corporation.

         18. CANCELLATION OF PRIOR EMPLOYMENT AGREEMENT. Employee and Company hereby agree that the Employment Agreement, dated November 1, 1996, between Employee and Company shall be, upon execution and delivery of this Agreement, canceled and of no further force and effect.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date set forth above to be effective as of the date specified in the preamble of this Agreement.

                                              CAPITAL SENIOR LIVING CORPORATION,
                                              a Delaware corporation

  Address:
  14160 Dallas Parkway, #300
  Dallas, TX  75240                           By:  /s/ James A. Stroud
                                                   -----------------------------
                                                   James A. Stroud, Chairman

                                              EMPLOYEE

  Address:
  41 Willow Road
  Woodsburgh, NY  11598                       /s/ Lawrence A. Cohen
                                              ----------------------------------
                                              Lawrence A. Cohen